                                                                   Exhibit 99(b)
                        KEYCORP STUDENT LOAN TRUST 1999-B
                             NOTEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
   Agreement (capitalized terms used herein are defined in Appendix A thereto)

--------------------------------------------------------------------------------

Distribution Date:  May 25, 2001

(i)     Amount of principal being paid or distributed in respect of the Class A-1 Notes:

                  $30,288,141.27
                  --------------------
                (  $ 0.0001082        , per $1,000 original principal amount of the Notes)
                  --------------------

(ii) Amount of principal being paid or distributed in respect of the Class A-2
Notes:

                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of the Notes)
                  --------------------

(iii) Amount of principal being paid or distributed in respect of the Class M
Notes:

                  $0.00
                  --------------------

                (  $ -                , per $1,000 original principal amount of the Notes)
                  --------------------

(iv) Amount of interest being paid or distributed in respect of the Class A-1
Notes:

                  $2,484,755.73
                  --------------------

                (  $ 0.0000089        , per $1,000 original principal amount of the Notes)
                  --------------------

(v)     Amount of interest being paid or distributed in respect of the Class A-2 Notes:

                  $8,822,916.67
                  --------------------

                (  $ 0.0000141        , per $1,000 original principal amount of the Notes)
                  --------------------

(vi) (a) Amount of interest being paid or distributed in respect of the Class M
Notes:

                  $429,366.67
                  --------------------

                (  $ 0.0000143        , per $1,000 original principal amount of the Notes)
                  --------------------

        (b)  Amount of interest being paid or distributed in respect of the Class M Strip:

                  $13,933.33
                  --------------------

                (  $ 0.0000005        , per $1,000 original principal amount of the Notes)
                  --------------------

(vii)   Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
        (1)  Distributed to Class A-1 Noteholders:

                  $0.00
                  --------------------

                (  $ -                , per $1,000 original principal amount of the Notes)
                  --------------------

        (2)  Distributed to Class A-2 Noteholders:

                  $0.00
                  --------------------

                (  $ -                , per $1,000 original principal amount of the Notes)
                  --------------------

        (3)  (a)  Distributed to Class M Noteholders:

                  $0.00
                  --------------------

                (  $ -                , per $1,000 original principal amount of the Notes)
                  --------------------

             (b)  Distributed to Class M Strip:

                  $0.00
                  --------------------

                   $ -                , per $1,000 original principal amount of the Notes)
                  --------------------

        (4)  Balance on Class A-1 Notes:

                  $0.00
                  --------------------

                (  $ -                , per $1,000 original principal amount of the Notes)
                  --------------------

        (5)  Balance on Class A-2 Notes:

                  $0.00
                  --------------------

                (  $ -                , per $1,000 original principal amount of the Notes)
                  --------------------
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

        (6)  (a)  Balance on Class M Notes:

                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of the Notes)
                  --------------------

             (b)  Balance on Class M Strip:
                  $0.00
                  --------------------
                (  $ -                , per $1,000 original principal amount of the Notes)
                  --------------------

(viii)  Payments made under the Cap Agreement on such date:               May 24, 2001
                                                                         --------------------------------

                ( $0.00               with respect to the Class A-1 Notes,
                  --------------------

                ( $0.00               with respect to the Class A-2 Notes,
                  --------------------

                ( $0.00               with respect to the Class M Notes,
                  --------------------

(ix)    Pool Balance at end of related Collection Period:           $861,783,225.60
                                                                    ---------------------------

(x)     After giving effect to distributions on this Distribution Date:
        (a)  (1)  Outstanding principal amount of Class A-1 Notes:       $150,421,366.64
                                                                         ---------------------------

             (2)  Class A-1 Note Pool Factor:               0.53721917
                                                     --------------------

        (b)  (1)  Outstanding principal amount of Class A-2 Notes:       $625,000,000.00
                                                                         ---------------------------

             (2)  Class A-2 Note Pool Factor:               1.00000000
                                                     --------------------

        (c)  (1)  Outstanding principal amount of Class M Notes:         $30,000,000.00
                                                                         ---------------------------

             (2)  Class M Note Pool Factor:                 1.00000000
                                                     --------------------

        (d)  (1)  Outstanding principal amount of Certificates:          $65,000,000.00
                                                                         ---------------------------

             (2)  Certificate Pool Factor:                  1.00000000
                                                     --------------------

(xi)    Note Interest Rate for the Notes:
        (a)  In general
             (1)  Three-Month Libor was
                  5.3450000%     for the current period
                  ---------------

             (2)  The Student Loan Rate was:         Not Applicable      (1)
                                                     --------------------

        (b)  Note Interest Rate for the Class A-1 Notes:       5.6250000%     (Based on 3-Month LIBOR)
                                                               ---------------

        (c)  Note Interest Rate for the Class A-2 Notes:       5.7750000%     (Based on 3-Month LIBOR)
                                                               ---------------

        (d)  Note Interest Rate for the Class M Notes:         6.0450000%     (Based on 3-Month LIBOR)
                                                               ---------------

(xii)   (a)  Amount of Master Servicing Fee for  related Collection Period:        $1,086,693.97
                                                                                   ----------------------

                   $ 0.000003881      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------

                   $ 0.000001739      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------

                   $ 0.000036223      , per $1,000 original principal amount of the Class M Notes.
                  --------------------

(xiii)       Amount of Administration Fee for related Collection Period:           $3,000.00
                                                                                   ----------------------

                   $ 0.000000011      , per $1,000 original principal amount of the Class A-1 Notes.
                  --------------------

                   $ 0.000000005      , per $1,000 original principal amount of the Class A-2 Notes.
                  --------------------

                   $ 0.000000100      , per $1,000 original principal amount of the Class M Notes.
                  --------------------

(xiv)   (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        ($380,592.24)
                                                                                                    -------------------

        (b)  Delinquent Contracts                     # Disb.         %              $ Amount                %
                                                      -------         -              --------                -
             30-60 Days Delinquent                     1,900        2.32%           $ 18,791,146          3.33%
             61-90 Days Delinquent                       969        1.18%           $  9,318,042          1.65%
             91-120 Days Delinquent                      626        0.76%           $  6,232,071          1.10%
             More than 120 Days Delinquent             1,196        1.46%           $ 11,656,128          2.06%
             Claims Filed Awaiting Payment               528        0.64%           $  5,274,383          0.93%
                                                     ----------     ----------     --------------     ---------
                TOTAL                                  5,219        6.37%           $ 51,271,771          9.08%
(xv)    Amount in the Prefunding Account:       $4,416,993.80
                                                --------------------

(xvi)   Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
             Subsequent Pool Student Loans:          0.00

     (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month
        LIBOR of the preceding Determination Date.
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